UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2007

NVR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11700 Plaza America Drive, Suite 500, Reston, Virginia		20190
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-956-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 10, 2007, NVR, Inc. issued a press release announcing that it has been approved to list its common stock and 5% senior notes due 2010 on the New York Stock Exchange (NYSE). NVR has informed the American Stock Exchange (AMEX) of NVR's intention to list its common stock and 5% senior notes due 2010 on the NYSE and to simultaneously delist such securities from the AMEX. NVR anticipates that its shares of common stock will begin trading on the NYSE on January 2, 2008, under its current symbol "NVR." Until that time, NVR’s shares will continue to trade on the AMEX. NVR's Board of Directors has approved the transfer to the NYSE.

A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Ex. Number - Description
Ex. 99.1 - NVR, Inc. announces New York Stock Exchange listing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

December 11, 2007	By:	/s/ Dennis M. Seremet

Name: Dennis M. Seremet
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	NVR, Inc. announces New York Stock Exchange listing.